UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 18, 2006

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On April 18, 2006, Emdeon Corporation, which owns approximately 85.8% of the outstanding common stock of the WebMD Health Corp., issued a press release announcing Emdeon’s preliminary results for the quarter ended March 31, 2006. To the extent required by Item 2.02 of Form 8-K, a copy of the press release is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by Emdeon. To the extent required by Item 2.02 of Form 8-K, a copy of the schedules that accompanied that press release is incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by Emdeon. Exhibits 99.1 and 99.2 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall either of those Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     As previously announced, WebMD Health Corp. will release financial results for the three months ended March 31, 2006 at approximately 4:00 pm (ET) on Tuesday, May 2, 2006. WebMD will host a conference call at 4:45 pm (ET) on that day to discuss these results. Investors can access the call via webcast at www.wbmd.com (in the Investor Relations section). A replay of the call and a copy of the earnings press release will be available at the same web address.
     As previously announced, Emdeon Corporation will release financial results for the three months ended March 31, 2006 at approximately 4:00 pm (ET) on Thursday, May 4, 2006. Emdeon will host a conference call at 4:45 pm (ET) on that day to discuss these results. Investors can access the call via webcast at www.emdeon.com (in the About Emdeon section). A replay of the call and a copy of the earnings press release will be available at the same web address.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

The following exhibits are furnished herewith:
99.1	Press Release, dated April 18, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended March 31, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Emdeon Corporation on April 18, 2006)

99.2	Schedules accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Emdeon Corporation on April 18, 2006)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: April 18, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 18, 2006, regarding Emdeon Corporation’s release of preliminary results for the quarter ended March 31, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Emdeon Corporation on April 18, 2006)

99.2	Schedules accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Emdeon Corporation on April 18, 2006)